UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 21, 2008

                                ABC FUNDING, INC.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                             333-121070                       56-2458730
------                             ----------                       ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

    c/o Thompson & Knight LLP, 919 Third Avenue, Floor 39, New York, NY 10022
    -------------------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212) 561-3601

                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

      On May 22, 2008, ABC Funding, Inc., a Nevada corporation ("we" or the "Company"), entered into a Stock Purchase and Sale Agreement (the "Voyager Agreement") with Voyager Gas Holdings, L.P. ("Seller"), and Voyager Gas Corporation ("Voyager"). Reference is made to the Voyager Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by this reference, and the summary of the Voyager Agreement in this Current Report is qualified in its entirety by reference thereto.

      Pursuant to the Voyager Agreement, at the Closing defined below, and subject to the satisfaction of various terms and conditions, we shall purchase from the Seller all of the issued and outstanding shares of common stock of Voyager, a Delaware corporation (the "Shares"). Voyager owns interests in substantial oil and gas lease blocks located within the Frio and Yegua trends in Duval County, Texas, including working and other interests in oil and gas leases, wells, and properties, together with rights under related operating, marketing, and service contracts and agreements, seismic exploration licenses and rights, and personal property, equipment, and facilities (collectively, the "Assets"). We are not acquiring the "Voyager" name.

      The closing of the purchase of the Shares (the "Closing") is expected to occur on or before August 20, 2008 (the "Closing Date"). The transfer of ownership of the Shares will be effective as of the Closing Date.

      The purchase price we agreed to pay for the Shares at the Closing is $42,000,000 (the "Base Consideration"), payable as follows: (a) $35,000,000 in cash (the "Cash Portion"), subject to adjustment as discussed below, and (b) 17,500,000 shares of our common stock, par value $0.001 per share (the "Consideration Shares"), representing shares having an agreed upon value of $7,000,000.

      Upon the execution of the Voyager Agreement, we paid a performance deposit of $800,000 to the Seller (the "Deposit"), which will be credited against the Cash Portion paid at the Closing. If, however, the Seller terminates the Voyager Agreement prior to the Closing due to our failure to perform or satisfy certain pre-Closing conditions, including obtaining financing as discussed below, the Seller will be entitled to retain as liquidated damages the Deposit. If the Closing does not occur due to the Seller's or Voyager's failure to perform or satisfy certain pre-Closing conditions, we will be entitled to the return of the Deposit and to pursue all other remedies available to us at law or in equity. As disclosed elsewhere in this Current Report under Item 2.03 Creation of a Direct Financial Obligation, we financed our payment of the Deposit with proceeds from the bridge loan consummated on May 21, 2008.

      The Cash Portion will be increased at the Closing by the amount of the value of all merchantable hydrocarbons of Voyager existing in pipelines, storage tanks, or other processing or storage facilities upstream of the delivery points to the purchasers of such production as of March 31, 2008, and by the amount (if a positive number) of the working capital of Voyager determined as of March 31, 2008, on the basis of the financial information and data contained in the unaudited balance sheet of Voyager for the first quarter ended March 31, 2008 using an agreed upon methodology for the working capital calculation.

      The Voyager Agreement provides that we will assume no long-term debt of Voyager. At Closing, the Cash Portion will be reduced by an amount equal to all amounts required to pay and discharge in full all indebtedness of Voyager under its existing bank credit agreement as of March 31, 2008, together with any prepayment penalty or premium incurred by Voyager, and we will pay and discharge such indebtedness directly.

      Prior to the Closing, we will have the right to conduct title and environmental due diligence on the Assets and to assert title defects and environmental defects if the value of each such defect exceeds, individually, $25,000. The Cash Portion will be reduced with respect to uncured title defects and unremedied environmental defects if, and only to the extent that, the aggregate values of the uncured title defects and unremedied environmental defects, as of the Closing Date, exceed $400,000. Either the Seller or we may terminate the Voyager Agreement if the aggregate amount by which the Cash Portion is reduced as the result of uncured title defects and unremedied environmental defects, exclusive of amounts required to discharge debt secured by liens against the Assets, equals or exceeds $8,400,000.

      To enable our issuance of the Consideration Shares, as a condition to the Closing, we are obligated: (i) to file with the Commission a definitive Information Statement on Schedule 14C relating to an amendment of our Articles of Incorporation to increase the number of authorized shares of common stock that we may issue to 149,000,000 (the "Charter Amendment") and our stockholders' consent thereto and (ii) to file, and cause to become effective, the Charter Amendment with the State of Nevada.

      The Consideration Shares will not be registered under state or federal securities laws on the Closing Date. At the Closing, we will enter into a registration rights agreement with the Seller pursuant to which we will agree to file a registration statement covering the Consideration Shares for resale within 90 days from the Closing Date, and to cause such registration statement to become effective within 180 days following the Closing Date.

      If there occurs a casualty loss prior to the Closing, Voyager will repair the casualty, file all relevant insurance claims, and pursue all available actions against third parties.

      All of the directors, officers, and employees of Voyager will resign their positions effective as of the Closing Date. We have no obligation to offer employment to any of such individuals.

      If the Closing occurs, the Voyager Agreement provides that we will indemnify and hold harmless the Seller from all claims and liabilities resulting from any breach by us of any of our representations, warranties, and covenants under the Voyager Agreement, claims for securities law violations, as well as all claims and liabilities resulting from the business and operations of Voyager and the ownership, use, and operation of the Assets, except for certain specific claims and liabilities discussed below, for which we may seek indemnification from the Seller. Similarly, the Voyager Agreement provides that, subject to certain limitations discussed below, the Seller will indemnify and hold us harmless from all claims


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

and liabilities resulting from any breach by the Seller or Voyager of any of their representations, warranties, and covenants under the Voyager Agreement (except for certain representations and warranties relating to title to and the environmental condition of the Assets, for which our remedies are limited to reductions of the Cash Portion), as well as all claims and liabilities related to certain "Retained Liabilities". Retained Liabilities include (a) long term debt of Voyager not paid and discharged in full at the Closing, (b) certain residual well plugging liabilities of Voyager with respect to an oil and gas field sold by Voyager in 2007, and (c) certain tax liabilities.

      The foregoing indemnity obligations are subject to several additional limitations. Neither the Seller nor we will be entitled to indemnification by the other party for a breach of or inaccuracy in a representation or warranty of the other party unless the claim for indemnification is asserted within nine (9) months after the Closing Date. In addition, the Seller will not be entitled to indemnification with respect to a breach by us of any of our representations, warranties, or covenants under the Voyager Agreement, and we will not be entitled to indemnification of any kind from the Seller, unless, in each case, the liability for which indemnity is sought exceeds $50,000, and the aggregate liabilities associated with claims for which the relevant party seeks indemnification exceed $600,000, and then only to the extent of the excess. Finally, the exposure of the Seller for claims by us for indemnification is capped at $600,000, and all such claims by us (if any) will be satisfied out of an escrowed fund of $600,000 held out of the Cash Portion paid at Closing.

      We intend to finance the Cash Portion of the Base Consideration through a combination of issuance of equity securities and borrowings under a lending facility. There can be no assurances that we will be successful in our efforts to procure such financing. If we fail to obtain the financing necessary to enable us to purchase the Shares by the Closing Date, the Seller will be entitled to terminate the Voyager Agreement and retain the Deposit.

Item 1.02 Termination of a Material Definitive Agreement

      In connection with the bridge loan discussed elsewhere in this Current Report under Item 2.03 Creation of a Direct Financial Obligation, certain of our outstanding (i) convertible promissory notes, in the aggregate principal amount of $965,000 and bearing interest at 12% per annum from September 1, 2007 (the "12% Notes") and (ii) convertible promissory notes, in the aggregate principal amount of $350,000 and bearing interest of 10% per annum, due October 31, 2008 (the "10% Notes" and, together with the "12% Notes," collectively the "Notes"), were exchanged for shares of our Series A Preferred Stock (the "Series A Preferred") and Series B Preferred Stock (the "Series B Preferred") in full satisfaction of our obligations under the Notes (the "Exchange Transaction"), including, without limitation, the repayment of principal and accrued unpaid interest thereon.

      The Exchange Transaction provided for (i) the issuance of 99,395 shares of Series A Preferred in exchange for the 12% Notes, with each share of such preferred stock being automatically convertible into 20 shares of our common stock, as provided in the Certificate of Designation dated May 15, 2008 governing the Series A Preferred, for an aggregate of 1,987,900 shares of our common stock and (ii) the issuance of 37,100 shares of Series B Preferred in exchange for the 10% Notes, with each share of such preferred stock being automatically convertible into 28.58 shares of our common stock, as provided in the Certificate of Designation dated May 15, 2008 governing the Series B Preferred, for an aggregate of 1,060,318 shares of our common stock.

      Reference is made to the exchange agreements between us and the noteholders holding $1,315,000 aggregate principal amount of the Notes, forms of which are filed as Exhibits 99.2 and 99.3 hereto and incorporated herein by this reference, and the above summary of the exchange agreement is qualified in its entirety by reference thereto. We previously disclosed the creation of the Series A Preferred and the Series B Preferred, copies of which were included as Exhibits 99.1 and 99.2 thereto, in our Current Report on Form 8-K filed with the Commission on May 21, 2008. The form of the Notes was included as Exhibit 4.1 to our Current Report on Form 8-K previously filed with the Commission on June 2, 2006. The above summary of these instruments is qualified in its entirety by reference to these exhibits.

Item 2.03 Creation of a Direct Financial Obligation

      On May 21, 2008, we entered into a Securities Purchase Agreement (the "Bridge Agreement") with those purchasers identified therein (collectively, the "Purchasers"), whereby we received proceeds of $800,000 evidenced by senior secured convertible debentures (the "Debentures"). The proceeds from the Debentures were used to fund our payment of the Deposit under the Voyager Agreement.

      The Debentures mature the earlier of September 30, 2008 or the Closing Date under the Voyager Agreement, and may be satisfied in full by our payment of the aggregate redemption price of $900,000 or, at the election of the Purchasers, by the conversion of the Debentures into shares of our common stock (the "Conversion Shares"), at an initial conversion price of $0.33 subject to adjustments and full-ratchet protection under certain circumstances. Alternatively, the Purchasers may elect to participate in a Subsequent Financing (as such term is defined in the Bridge Agreement) by exchanging all or some of their Debentures for securities issued in the Subsequent Financing, upon the same terms being offered under the Subsequent Financing.

      Under the Debentures, so long as any portion of the Debentures remain outstanding we are precluded from incurring additional indebtedness or suffering additional liens on our property, subject to limited exceptions therein, including, without limitation, such indebtedness incurred by us in connection with the financing of the Base Consideration owing under the Voyager Agreement.

      As additional consideration for the bridge loan evidenced by the Debentures, we issued common stock purchase warrants to the Purchasers and their affiliates, exercisable to purchase up to 3,000,000 shares of our common stock (the "Warrant Shares"), based upon an initial conversion price of $0.33 subject to adjustments and full-ratchet protection under certain circumstances.

      Our performance under the Debentures, including payment of the redemption amount thereof or conversion thereunder, is secured by (i) our grant of a security interest and first lien on all of our existing and after-acquired assets, as evidenced by that security agreement dated May 21, 2008 in favor of the Purchasers, (ii) the guarantee of our wholly-owned subsidiary, Energy Venture, Inc., and (iii) the pledge of an aggregate of 14,151,000 shares of our common stock (the "Pledged Shares") currently held by Alan Gaines, a director of our Company, and his affiliates, as evidenced by the Pledge and Security Agreement dated May 21, 2008 in favor of the Purchasers, which Pledged Shares represent approximately 60.6% of the shares of our common stock issued and outstanding as of the grant date.


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

      Neither the Conversion Shares (if any) nor the Warrant Shares are registered under state or federal securities laws and are subject to a registration rights agreement between us and the Purchasers pursuant to which we agreed, subject to certain cutbacks as applicable, to file a registration statement covering the Conversion Shares and the Warrant Shares for resale within 90 days from the Closing Date, and to cause such registration statement to become effective within 180 days following the Closing Date. Upon the occurrence of certain events described in the registration rights agreement, we will be obligated to pay to the Purchasers certain penalties.

      Reference is made to the Bridge Agreement and each of the related documents identified above, copies of which are filed as Exhibits 99.4 through
99.10 hereto and incorporated herein by this reference, and the above summary of the Bridge Agreement and such collateral documents is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities

Voyager Agreement:

      As disclosed elsewhere in this Current Report under Item 1.01 Entry into a Material Definitive Agreement, on May 22, 2008 we agreed to issue the Consideration Shares to the Seller pursuant to the terms and conditions of the Voyager Agreement. Issuance of the Consideration Shares is made specifically subject to the effectiveness of the Charter Amendment in the State of Nevada and is exempt from the registration requirements of the Securities Act under Section 4(2) thereof.

Bridge Loan:

      As disclosed elsewhere in this Current Report under Item 2.03 Creation of a Direct Financial Obligation, on May 21, 2008 we (i) issued Debentures convertible, at the holders' option, into an aggregate of up to approximately 2,727,272 shares of our common stock, based upon the initial conversion price of $0.33 per share, and (ii) granted warrants exercisable for up to 3,000,000 shares of our common stock, based upon the initial exercise price of $0.33 per share. Issuance of the shares of common stock underlying the Debentures and the Warrants is made specifically subject to the effectiveness of the Charter Amendment in the State of Nevada and is exempt from the registration requirements of the Securities Act under Section 4(2) thereof.

Exchange Transaction:

      As disclosed elsewhere in this Current Report under Item 1.02 Termination of a Material Definitive Agreement, we exchanged (i) 99,395 shares of our newly created Series A Preferred for $965,000 principal amount of our then outstanding 12% Notes and (ii) 37,100 shares of our newly created Series B Preferred for $350,000 principal amount of our then outstanding 10% Notes pursuant to the Exchange Transaction. Upon the effectiveness of the Charter Amendment in the State of Nevada, the shares of Series A Preferred and Series B Preferred are automatically convertible into an aggregate of 3,048,218 shares of our common stock. Issuance of the Series A Preferred and the Series B Preferred in exchange for the 12% Notes and 10% Notes, and the underlying shares of common stock upon conversion thereof, is exempt from the registration requirements of the Securities Act under Section 3(a)(9) thereof.

Employment Arrangements:

      As disclosed elsewhere in this Current Report under Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers, on May 22, 2008 we entered into the Employment Agreements (defined in Item 5.02 below) whereby we
(i) agreed to issue an aggregate of 2,625,000 Restricted Shares (as defined in Item 5.02 below) and (ii) granted options to purchase up to an aggregate of 2,625,000 shares of our common stock to our newly appointed executive officers. Issuance of the Restricted Shares and vesting of the stock options are made specifically subject to the effectiveness of the Charter Amendment in the State of Nevada and are exempt from the registration requirements of the Securities Act under Section 4(2) thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of New Officers:

      On May 22, 2008, we entered into two new employment agreements, copies of which are filed as Exhibits 99.11 and 99.12 hereto (collectively, the "Employment Agreements"), pursuant to which we engaged, effective as of May 22, 2008 (the "Effective Date"): (a) Robert P. Munn, to serve as our President, Chief Executive Officer and Chairman, and (b) Carl A. Chase, to serve as our Chief Financial Officer.

      In connection with our engagement of Messrs. Munn and Chase, on the Effective Date Steven Barrenechea resigned as President, Chief Executive Officer and acting Chief Financial Officer of our Company.

      We also entered into restricted stock agreements (collectively, "Restricted Stock Agreements") and option agreements (the "Options") with Messrs. Munn and Chase, pursuant to which we have agreed to issue up to an aggregate of 5,250,000 shares of our common stock to these executive officers, subject to the effectiveness of the Charter Amendment in the State of Nevada.

      Reference is made to the Employment Agreements, the Restricted Stock Agreements and the Options, copies of which are filed as Exhibits 99.11 through
99.20 hereto and incorporated herein by this reference, and the below summary of these agreements is qualified in its entirety by reference thereto.

      Set forth below is certain biographical information for Messrs. Munn and
Chase:

      Robert P. Munn, age 49. Mr. Munn also serves as a member of our board of directors, a position he has held since the Effective Date. His work experience spans over 27 years' involvement in the United States and International oil and gas arenas, where he has worked for both small and large independent E&P companies in different basins throughout the United States, the Gulf of Mexico and offshore West Africa. Prior to joining us, Mr. Munn served as President,


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

Chief Executive Officer and a director of Unicorp, Inc., a publicly traded independent E&P company now trading as Striker Oil and Gas Inc. (OTCBB:
SOIS.BB), from September 2007 until his resignation in February 2008. In 2003, he opened the U.S. office for Sterling Energy, PLC (OTC BB: SGEYF) and, until September 2007, served as Executive Vice-President and director for Sterling, where he managed the growth of its U.S. operations by successfully adding oil and gas reserves through drilling and acquiring producing properties. Prior to his tenure with Sterling, Mr. Munn served as Vice-President of Exploration for FW Oil. From 1987 through 2001, he served in supervisory and senior technical roles with Amerada Hess working in oil and gas basins located both onshore and offshore the United States. From 1981 to 1987, Mr. Munn worked as an exploration and exploitation geologist for Buckhorn Petroleum and Harper Oil Company in Denver, Colorado. Mr. Munn received a B.A. degree in Geology from the University of Colorado in 1981.

      Carl A. Chase, age 58. Mr. Chase has over 33 years' experience with major and independent E&P companies and has held various financial and administrative positions with publicly traded companies. Most recently, he served as Chief Financial Officer and a director of Unicorp, Inc., a publicly traded independent E&P company now trading as Striker Oil and Gas Inc. (OTCBB: SOIS.BB), from August 2004 until his resignation in April 2008. From August 2000 to May 2006, Mr. Chase served as both a consultant and senior vice president to Rockport Healthcare Group, Inc. (OTC BB: RPHL), a publicly-traded preferred provider organization, PPO, for work-related injuries and illnesses. From 2003 until 2006, Mr. Chase served as a director of eLinear, Inc., an integrated technology solutions provider of security, IP telephony and network and storage solutions infrastructure. In September 2006, eLinear filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas, Houston Division, seeking relief under Chapter 7 of the United States Code. From August 1999 to May 2000, Mr. Chase was Chief Financial Officer of ClearWorks.net, Inc., an information technology company providing IT consulting and computer hardware and software solutions. From December 1992 to August 1999, Mr. Chase served as Chief Financial Officer of Bannon Energy Incorporated, a privately held, independent E&P company, where his responsibilities included acquisitions, financing and accounting and administration. Mr. Chase has held various financial and administrative positions with various oil and gas companies, including Amoco Production Company and Union Pacific Resources Corporation. Mr. Chase received a Bachelor of Accountancy degree from the University of Oklahoma in 1975.

Employment Agreements:

      The Employment Agreements provide for:

            o Robert P. Munn to serve as our President and Chief Executive Officer, at an initial annual base salary of $225,000, which base salary shall increase to $260,000 at the first anniversary date of his employment, subject to increase upon review of our board of directors; and

            o Carl A. Chase to serve as our Chief Financial Officer, at an initial annual base salary of $180,000, which base salary shall increase to $210,000 at the first anniversary date of his employment, subject to increase upon review of our board of directors.

      The initial term of employment under the Employment Agreements is two (2) years, unless earlier terminated by us or executive officer by reason of death, disability, without cause, for cause, for "good reason," change of control or otherwise.

      In addition to their base salaries, Messrs. Munn and Chase are guaranteed an annual bonus of $45,000 and $36,000, respectively, on the first year anniversary and an amount equal to 100% and 75%, respectively, of such officer's then applicable base salary, as determined by our board of directors or committee thereof, based on such officer's performance and achievement of quantitative and qualitative criteria set by our board, for such year. Each of Messrs. Munn and Chase is further eligible under his employment agreement to participate, subject to any eligibility, co-payment and waiting period requirements, in all employee health and/or benefit plans offered or made available to our senior officers.

      Upon termination of an officer without "cause", upon the resignation of either officer for "good reason", or upon his termination following a "change of control" (each as defined in the Employment Agreements), such officer will be entitled to receive from us, in addition to his then current base salary through the date of resignation or termination, as applicable, and pro rata bonus and fringe benefits otherwise due and unpaid at time of resignation or termination, a severance payment equal to twelve (12) months base salary at the then current rate plus pro rata performance bonus earned and unpaid through the date of termination or resignation, as applicable. Each such officer shall also be entitled to any unpaid bonus from the preceding year of employment, and any Restricted Stock granted to him shall immediately vest and all other stock options or grants, if any, made to him pursuant to any incentive or benefit plans then in effect shall vest and be exercisable, as applicable, in accordance with the terms of any such plans or agreements.

      We have also agreed to pay these executive officers an additional gross-up amount equal to all Federal, state or local taxes that may be imposed upon them by reason of the severance payments. Each executive officer has, with respect to all of the Restricted Shares (whether or not vested), all of the rights of a holder of our common stock, including the right to vote such shares and to receive dividends as may be declared. Notwithstanding the preceding sentence, the Restricted Shares shall not be transferable until and unless they have vested in accordance with the Restricted Stock Agreements.

      Each of Messrs. Munn and Chase have agreed that, during the respective term of his employment and for a one-year period after his termination (other than termination by him for good reason or by us without cause or following a change of control), not to engage, directly or indirectly, as an owner, employee, consultant or otherwise, in any business engaged in the exploration, drilling or production of natural gas or oil within any five (5) mile radius from any property that we then have an ownership, leasehold or participation interest. Each officer is further prohibited during the above time period from soliciting or inducing, directly or indirectly, any of our then-current employees or customers, or any customers of ours during the one year preceding the termination of his employment.

Restricted Stock Agreements:

      Pursuant to the Restricted Stock Agreements, we have agreed upon the effectiveness of the Charter Amendment to grant restricted stock awards (the "Restricted Shares") to each of Messrs. Munn and Chase, as follows:

            o 1,500,000 shares of our common stock to Mr. Munn, which vest equally as to one-third of the shares over a two year period, commencing on the effective date of the Charter Amendment in the State of Nevada and each of the first and second year anniversary of the grant date;

            o 1,125,000 shares of our common stock to Mr. Chase, which vest equally as to one-third of the shares over a two year period, commencing on the effective date of the Charter Amendment in the State of Nevada and each of the first and second year anniversary of the grant date.

The above vesting schedule is subject to the officer being continuously employed by us at the applicable vesting date.

      As provided in the Restricted Stock Agreements, we have also agreed to pay each above executive officer an additional gross-up amount equal to all federal, state or local taxes imposed upon him by reason of the restricted stock awards.

      Each officer has, with respect to all of the Restricted Shares (whether then vested or not), all of the rights of a holder of our common stock, including the right to vote such shares and to receive dividend as may be declared. Notwithstanding the proceeding sentence, the Restricted Stock shall not be transferable until and unless they have become vested in accordance with the vesting schedule.

Option Agreements:

      As part of the Employment Agreement with Mr. Munn, on May 22, 2008 we granted stock options, exercisable for up to 1,500,000 shares of our common stock, as follows:

            o option exercisable for up to 500,000 shares, at an exercise price of $0.52 per share (the closing price of our common stock, as reported by the OTC Bulletin Board on May 22, 2008), which option vests with respect to these shares on the effectiveness of the Charter Amendment in the State of Nevada;

            o option exercisable for up to 500,000 shares, at an exercise price of $0.57 per share, which option vests with respect to these shares on May 22, 2009; and

            o option exercisable for up to 500,000 shares, at an exercise price of $0.62 per share, which option vests with respect to these shares on May 22, 2010.

      As part of the Employment Agreement with Mr. Chase, on May 22, 2008 we granted stock options, exercisable for up to 1,125,000 shares of our common stock, as follows:

            o option to Mr. Chase for up to 375,000 shares, at an exercise price of $0.52 per share (the closing price of our common stock, as reported by the OTC Bulletin Board on May 22, 2008), which option vests with respect to these shares upon the effectiveness of the Charter Amendment in the State of Nevada;

            o option to Mr. Chase for up to 375,000 shares, at an exercise price of $0.57 per share, which option vests with respect to these shares on May 22, 2009; and

            o option to Mr. Chase for up to 375,000 shares, at an exercise price of $0.62 per share, which option vests with respect to these shares on May 22, 2010.

      Options vesting on May 22, 2009 and May 22, 2010 are subject to acceleration in the event we undergo a "change of control" while such executive officer is still employed by us. All options expire on May 22, 2015.

      The holders of the options shall have none of the rights and privileges of a stockholder of the Company with respect to any of the underlying shares of common stock, in whole or in part, prior to the exercise of the options with respect to such underlying shares.

      We granted "piggy-back" registration rights to the option holders affording each of them the opportunity to include for sale in any registration statement under the Securities Act (other than in connection with a Form S-8 or any successor form registering any employment benefit plan ) we propose to file with respect to our securities any time during the next five (5) years, commencing May 22, 2009.

Resignation and Election of New Director:

      On May 22, 2008, immediately following the funding of the Bridge Loan and our delivery of the Deposit under the Voyager Agreement, as disclosed elsewhere in this Current Report (the "Effective Date"), Steven Barrenechea resigned from our board of directors, and the remaining board member appointed Robert P. Munn to fill the vacancy created as a result of the above resignation. In accordance with our by-laws, Mr. Munn shall serve as a director until his successor is duly elected and qualified or upon his earlier resignation or removal.

      As disclosed in our annual report on Form 10-KSB for the year ended June 30, 2007 previously filed with the Commission on September 28, 2007, our directors are not compensated in cash for their services as directors but are reimbursed for out of pocket expenses incurred in furtherance of our business.

Item 8.01 Other Events

      On May 23, 2008, we issued two press releases, announcing (i) our entry into the Voyager Agreement and (ii) our hiring of Robert P. Munn as our new Chief Executive Officer, President and Chairman, and Carl A. Chase as our Chief Financial Officer. A copy of these press releases, each dated May 23, 2008, are attached as Exhibits 99.21 and 99.22 hereto and are incorporated herewith.

Item 9.01 Financial Statements and Exhibits

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Stock Purchase and Sale Agreement, dated May 22, 2008, among the Company, Voyager Gas Holdings, L.P. and Voyager Gas Corporation.

    Exhibit 99.2 form of Exchange Agreement between the Company and the 12% Note holder, with respect to Series A Preferred.

    Exhibit 99.3 form of Exchange Agreement between the Company and the 10% Note holder, with respect to Series B Preferred.

    Exhibit 99.4 form of Securities Purchase Agreement, dated May 21, 2008, among the Company and the purchasers named therein (the "Purchasers").

    Exhibit 99.5 form of Senior Secured Convertible Debenture due September 30, 2008, from the Company to the Purchasers.

    Exhibit 99.6 form of Common Stock Purchase Warrant, dated May 21, 2008, from the Company to the Purchasers.

    Exhibit 99.7 form of Security Agreement, dated May 21, 2008, among the Company, Energy Venture, Inc. and the Purchasers. . Exhibit99.8 form of Subsidiary Guarantee, dated May 21, 2008, by Energy Venture, Inc. for the benefit of the Purchasers.

    Exhibit 99.9 form of Security and Pledge Agreement, dated May 21, 2008, among the Company, each of Alan Gaines, Brent Gaines, Derek Gaines and Ilana Gaines, as Pledgors, and the Purchasers.

    Exhibit 99.10 form of Registration Rights Agreement, dated May 21, 2008, among the Company and the Purchasers.

    Exhibit 99.11 Employment Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.12 Employment Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.13 Restricted Stock Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.14 Restricted Stock Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.15 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.16 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.17 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.18 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.19 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.20 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.21 Press Release, dated May 23, 3008, announcing the Company's entry into the Voyager Agreement.

    Exhibit 99.22 Press Release, dated May 23, 2008, announcing hiring the Company's hiring of Robert A. Munn and Carl A. Chase as new Chief Executive Officer, President, Chairman and new Chief Financial Officer, respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 23, 2008                     ABC Funding, Inc.

                                        By: /s/ Robert P. Munn
                                            -------------------------------
                                            Name:  Robert P. Munn
                                            Title: Chief Executive Officer

                                  Exhibit Index

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Stock Purchase and Sale Agreement, dated May 22, 2008, among the Company, Voyager Gas Holdings, L.P. and Voyager Gas Corporation.

    Exhibit 99.2 form of Exchange Agreement between the Company and the 12% Note holder, with respect to Series A Preferred.

    Exhibit 99.3 form of Exchange Agreement between the Company and the 10% Note holder, with respect to Series B Preferred.

    Exhibit 99.4 form of Securities Purchase Agreement, dated May 21, 2008, among the Company and the purchasers named therein (the "Purchasers").

    Exhibit 99.5 form of Senior Secured Convertible Debenture due September 30, 2008, from the Company to the Purchasers.

    Exhibit 99.6 form of Common Stock Purchase Warrant, dated May 21, 2008, from the Company to the Purchasers.

    Exhibit 99.7 form of Security Agreement, dated May 21, 2008, among the Company, Energy Venture, Inc. and the Purchasers.

    Exhibit 99.8 form of Subsidiary Guarantee, dated May 21, 2008, by Energy Venture, Inc. for the benefit of the Purchasers.

    Exhibit 99.9 form of Security and Pledge Agreement, dated May 21, 2008, among the Company, each of Alan Gaines, Brent Gaines, Derek Gaines and Ilana Gaines, as Pledgors, and the Purchasers.

    Exhibit 99.10 form of Registration Rights Agreement, dated May 21, 2008, among the Company and the Purchasers.

    Exhibit 99.11 Employment Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.12 Employment Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.13 Restricted Stock Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.14 Restricted Stock Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.15 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.16 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.17 Stock Option Agreement, dated May 22, 2008, between the Company and Robert P. Munn.

    Exhibit 99.18 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.19 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.20 Stock Option Agreement, dated May 22, 2008, between the Company and Carl A. Chase.

    Exhibit 99.21 Press Release, dated May 23, 3008, announcing the Company's entry into the Voyager Agreement.

    Exhibit 99.22 Press Release, dated May 23, 2008, announcing hiring the Company's hiring of Robert A. Munn and Carl A. Chase as new Chief Executive Officer, President, Chairman and new Chief Financial Officer, respectively.